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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of World Access, Inc. of our report dated March 5, 1998, which appears on page 25 of World Access, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997, as amended on Form 10-K/A filed on April 27, 1998.


PricewaterhouseCoopers LLP

Atlanta, Georgia
December 8, 1998